UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 20, 2013
Date of Report (Date of earliest event reported)

Compass Minerals International, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31921	36-3972986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer of Identification Number)

9900 West 109th Street
Suite 100
Overland Park, KS 66210	66210
(Address of Principal Executive Offices)	(Zip Code)

(913) 344-9200
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2013, Compass Minerals International, Inc. and certain of its subsidiaries (collectively, the "Company") entered into an Amendment Agreement (the "Amendment Agreement") with certain lenders to extend its existing revolving credit facility. In connection with the amendment, drawn and undrawn pricing of the revolving credit facility has been reduced and the maturity has been extended to August 18, 2017.   The other material terms and conditions of the credit facility remain unchanged. This summary is qualified in its entirety by reference to the Amendment Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description
Exhibit 10.1	Amendment Agreement dated as of December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 23, 2013	COMPASS MINERALS INTERNATIONAL, INC.

	By:	/S/ RODNEY L. UNDERDOWN
	Name:	Rodney L. Underdown
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
Exhibit 10.1	Amendment Agreement dated as of December 20, 2013